Private Placement:	12 Months Ended
Dec. 31, 2014
Private Placement: [Abstract]
Private Placement:

Note 12.          Private Placement:

During the third quarter of 2013, the Company completed a  private placement for general working capital purposes for gross proceeds totaling $5.25 million ($5.0 million net of expenses). The private placement consisted of 1,750,000 units comprised of one Class A common share and one-half of one Class A common share purchase warrant, with each whole warrant exercisable by the holder for a period of two years after its issuance to acquire one Class A common share at a price of $4.00 per share. An aggregate 1.5 million units were issued to affiliated funds which exercised control or direction over more than 10% of the Company's common shares prior to the private placement and as a result, this portion of the private placement was considered to be a related party transaction.  The proceeds were used for general working capital purposes.

The fair value of the warrants issued in the private placement was $543,915 and was determined using the Black-Scholes model based on the following weighted average assumptions:

Risk free interest rate	0.39%
Expected term	2 years
Expected volatility	55%
Dividend yield	nil

The risk free interest rate is based on the US Treasury rate on the date of grant for a period equal to the expected term of the warrant. The expected term is based on the legal life of the warrant. The expected volatility is based on historical volatility of the Company's stock over a period equal to the expected term of the warrant. As of December 31, 2014, all of the 875,000 whole warrants issued in the private placement remained outstanding.